UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2014

PILGRIM’S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
Amendment No. 2 to CoBank Credit Facility
On December 16, 2014, Pilgrim’s Pride Corporation (the “Company”) and its subsidiaries, To-Ricos, Ltd. and To-Ricos Distribution, Ltd. (together, the “To-Ricos Borrowers”), and the other subsidiaries of the Company party thereto, entered into the Amendment No. 2 (the “CoBank Amendment”) to the Amended and Restated Credit Agreement dated as of August 7, 2013 (as amended, the “CoBank Credit Facility”), by and among the Company, the To-Ricos Borrowers, the other subsidiaries of the Company party thereto, CoBank, ACB, as administrative agent, and the other lenders party thereto.
The CoBank Credit Facility provides for a delayed draw term loan commitment of up to $400 million (the “Delayed Draw Term Loans”). The CoBank Amendment extends the date through which the Company can draw upon the Delayed Draw Term Loans from December 28, 2014 to April 15, 2015. The CoBank Amendment provides that the Delayed Draw Term Loans are payable in quarterly installments beginning on July 15, 2015 equal to 1.875% of the principal outstanding as of April 15, 2015.
The foregoing description of the CoBank Amendment and the transactions contemplated by the CoBank Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the CoBank Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.1
Amendment No. 2 to Credit Agreement dated December 16, 2014 among Pilgrim's Pride Corporation, To-Ricos, Ltd., To-Ricos Distribution, Ltd., the various subsidiaries of Pilgrim’s Pride Corporation party thereto, CoBank, ACB, as administrative agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: December 18, 2014	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No. 2 to Credit Agreement dated December 16, 2014 among Pilgrim's Pride Corporation, To-Ricos, Ltd., To-Ricos Distribution, Ltd., the various subsidiaries of Pilgrim’s Pride Corporation party thereto, CoBank, ACB, as administrative agent, and the lenders party thereto.

Item 1.01	Entry Into a Material Definitive Agreement.
Amendment No. 2 to CoBank Credit Facility
On December 16, 2014, Pilgrim’s Pride Corporation (the “Company”) and its subsidiaries, To-Ricos, Ltd. and To-Ricos Distribution, Ltd. (together, the “To-Ricos Borrowers”), and the other subsidiaries of the Company party thereto, entered into the Amendment No. 2 (the “CoBank Amendment”) to the Amended and Restated Credit Agreement dated as of August 7, 2013 (as amended, the “CoBank Credit Facility”), by and among the Company, the To-Ricos Borrowers, the other subsidiaries of the Company party thereto, CoBank, ACB, as administrative agent, and the other lenders party thereto.
The CoBank Credit Facility provides for a delayed draw term loan commitment of up to $400 million (the “Delayed Draw Term Loans”). The CoBank Amendment extends the date through which the Company can draw upon the Delayed Draw Term Loans from December 28, 2014 to April 15, 2015. The CoBank Amendment provides that the Delayed Draw Term Loans are payable in quarterly installments beginning on July 15, 2015 equal to 1.875% of the principal outstanding as of April 15, 2015.
The foregoing description of the CoBank Amendment and the transactions contemplated by the CoBank Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the CoBank Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.1
Amendment No. 2 to Credit Agreement dated December 16, 2014 among Pilgrim's Pride Corporation, To-Ricos, Ltd., To-Ricos Distribution, Ltd., the various subsidiaries of Pilgrim’s Pride Corporation party thereto, CoBank, ACB, as administrative agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: December 18, 2014	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No. 2 to Credit Agreement dated December 16, 2014 among Pilgrim's Pride Corporation, To-Ricos, Ltd., To-Ricos Distribution, Ltd., the various subsidiaries of Pilgrim’s Pride Corporation party thereto, CoBank, ACB, as administrative agent, and the lenders party thereto.